SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2003

ANTEX BIOLOGICS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20988	52-1563899
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 Professional Drive
Gaithersburg, Maryland 20879
(Address of Principal Executive Offices) (Zip Code)

(301) 590-0129
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On February 27, 2003, Antex Biologics Inc. announced that its had applied for an order granting the immediate withdrawal of the company’s Registration Statement on From SB-2, first filed with the Securities and Exchange Commission on October 25, 2002. A copy of the company’s press release is furnished herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	Antex Biologics Inc. Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTEX BIOLOGICS INC.
(Registrant)

By:	/s/ Jeffrey V. Pirone

Jeffrey V. Pirone
Executive Vice President and Chief Financial Officer

Date: February 27, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Antex Biologics Inc. Press Release